Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated May 1, 2014

At a meeting held on October 8, 2014, the Board of Trustees (the “Board”) of SunAmerica Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved an amendment to the Subadvisory Agreement (as amended, the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SAAMCo”) and Morgan Stanley Investment Management Inc. (“Morgan Stanley”) with respect to the International Diversified Equities Portfolio (the “Portfolio”). The Board also approved separate Delegation Agreements between Morgan Stanley and Morgan Stanley Investment Management Limited and between Morgan Stanley and Morgan Stanley Investment Management Company. Upon the effective date of the Subadvisory Agreement, which is expected to be on or about October 17, 2014, the following changes to the prospectus will become effective:

In the Portfolio Summary, the Principal Investment Strategies of the Portfolio will be deleted in its entirety and replaced with the following:

The Portfolio seeks to maintain a diversified portfolio of equity securities of non-U.S. issuers based on individual stock selection. The Portfolio emphasizes a bottom-up approach to investing that seeks to identify securities of issuers it believes are undervalued. The Portfolio focuses on developed markets, but may invest in emerging markets.

The Portfolio selects issuers from a universe comprised of approximately 1,000 companies in non-U.S. markets. In assessing investment opportunities, the Portfolio focuses on companies with dominant market positions and resiliency. The Portfolio considers value criteria with an emphasis on cash flow-based metrics and seeks to determine the intrinsic value of the company. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio’s equity investments may include convertible securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference (“CFDs”) and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In the Portfolio Summary, under Principal Risks of Investing in the Portfolio, the following risks are deleted in their entirety: Non-Hedging Foreign Currency Trading Risk, Currency Volatility Risk, and Hedging Risk. The Principal Risks of Investing in the Portfolio is supplemented by adding the following risks:

Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.

Illiquidity Risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC. The Portfolio is subadvised by Morgan Stanley Investment Management Inc. (“MSIM Inc.”). MSIM Inc. has entered into an agreement whereby it may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited, an affiliated investment adviser. MSIM Inc. has also entered into an agreement whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company, an affiliated investment adviser.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
William D. Lock	2014	Managing Director of Morgan Stanley Investment Management Limited and Portfolio Manager

Bruno Paulson	2014	Managing Director of Morgan Stanley Investment Management Limited and Portfolio Manager

Vladimir A. Demine	2014	Executive Director of Morgan Stanley Investment Management Limited and Portfolio Manager

Marcus Watson	2014	Vice President of Morgan Stanley Investment Management Limited and Portfolio Manager

Christian Derold	2014	Managing Director of Morgan Stanley Investment Management Company and Portfolio Manager

Peter J. Wright	2014	Managing Director of Morgan Stanley Investment Management Company and Portfolio Manager

Effective December 17, 2014, Peter J. Wright will retire from Morgan Stanley Investment Company and all reference to Mr. Wright will be deleted in its entirety.

Please retain this supplement for future reference.

Date: October 17, 2014